UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 24, 2011

MAC-GRAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13495	04-3361982
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

404 Wyman Street, Suite 400, Waltham, Massachusetts 02451

 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 487-7600

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 24, 2011, Mac-Gray Corporation (the “Company”) issued a press release announcing that the Company’s Board of Directors has unanimously rejected an unsolicited written proposal from KP Capital, LLC to acquire the Company for $17.50 in cash per share.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release of Mac-Gray Corporation dated October 24, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAC-GRAY CORPORATION

Date: October 24, 2011	By:	/s/ Michael J. Shea
Name: Michael J. Shea
Title: Executive Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Mac-Gray Corporation dated October 24, 2011